Exhibit 99.2
ANALYST DAY 2007 Business Objects Insight Europe Berlin, Germany 21 May 2007

SAFE HARBOR: FORWARD LOOKING STATEMENTS During the course of today's presentation, our executives will make forward-looking statements including statements regarding the company's expected financial performance for the second quarter and full year 2007; expected growth and profitability; product and business strategies; the pending acquisition of Cartesis S.A.; strategic relationships; licensing and adoption of its BusinessObjects XI products; IDD growth; the introduction of Mobile BI; on-demand business intelligence solutions; and our mid-market initiative. We wish to caution you that such statements are just predictions based on management's current expectations or beliefs, and that actual events or results may differ materially. We assume no duty to confirm, update or revise the financial forecast for the year, or any other forward looking information in this call as a result of new developments or otherwise. We refer you to documents we file with the Securities and Exchange Commission, including form 10-K for the year ended December 31, 2006 and form 10-Q for the quarter ended March 31, 2007, and the French Autorite des Marches Financiers (AMF), including the Document de Reference for the year ended December 31, 2006. These documents identify important risk factors that could cause actual results to differ materially from those contained in our forward-looking statements. These potential risks and uncertainties include, but are not limited to, fluctuations in our quarterly and yearly operating results; our ability to estimate and sustain or increase our profitability; our ability to attract and retain customers; our ability to successfully complete the pending acquisition of Cartesis S.A.; our ability to successfully integrate the companies we acquire; changes to our current accounting policies; our ability to preserve our key strategic relationships; and our reliance upon selling products only in the Business Intelligence software market.

USE OF NON-GAAP FINANCIAL MEASURES Today we will be discussing our results on a US GAAP as well as a non-GAAP basis. These non-GAAP results, also sometimes called pro forma results, exclude write-off of in process research and development charges, amortization of purchase intangibles, stock based compensation expense and other non-recurring or non-cash charges. We use these additional non-GAAP measures as we believe they give useful operating information in addition to the US GAAP results. A reconciliation of US GAAP to non-GAAP financial statements is available in our press release and on our investor relations webpage at www.businessobjects.com/company/investors.

BREAKING AWAY FROM THE PACK 2000 2001 2002 2003 2004 2005 2006 2007E BOBJ (22%) 349 416 455 561 926 1077 1254 1438 COGN* (12%) 496 491 551 683 826 878 979 1070 HYSL# (9%) 525 509 502 545 680 722 831 930 MSTR (6%) 218 182 148 176 231 269 314 337 INFA (13%) 157 200 195 206 220 267 325 380 Notes: (E) Consensus estimates. (*) COGN revenues for corresponding fiscal years ending in February. (#) HYSL revenues for calendar years. (CAGR) $100M gap $368M gap

BI MOVING FROM TACTICAL TO STRATEGIC Business Intelligence is a growing priority BI is rated the top priority of CIOs BI also becoming a top priority for CFOs Growing use of BI over the next 18 months # of BI users expected +130% # of Dashboard users expected +90% Customers are standardizing Average # of BI tools in the enterprise is ~13 2 out of 3 companies plan to move to enterprise BI solutions within 3 years BI innovation will be led by BI companies Customers want open, broad and integrated solutions Source: Various industry reports

What's new? XI Productivity Suite EPM Performance Suite Business Objects Crystal Decisions BI OnDemand insight.businessobjects.com What's coming? Financial reporting and consolidations Information OnDemand Unstructured data Master Data management Continued XI innovation CONSTANT INNOVATION EPM IDD EIM CFO SOLUTIONS INDUSTRY SOLUTIONS PLATFORM REPORTING QUERY & ANALYSIS METADATA DATA INTEGRATION DATA QUALITY Leader in End-to-End BI DASHBOARDS & SCORECARDING CONSOLIDATION & GOVERNANCE

Upcoming Release: CRYSTAL REPORTS 15 Million Users. Elastic Market. New Functionality. Xcelsius content On-report filtering On-report sorting Web-based Reports...

COMMITTED TO MARGIN IMPROVEMENT Q1 Q2 Q3 Q4 Year FY05 0.12 0.17 0.16 0.19 0.16 FY06 0.14 0.13 0.17 0.23 0.17 FY07 0.16 Improved non-GAAP operating margins in 2006 Very strong start in Q1 2007 Target is 200 basis-point improvement per annum Improved Services margins Leverage in Sales and Marketing Increased productivity in R&D Scale in G&A Balancing growth and margin improvement

EPM OFFERINGS POST CARTESIS ACQUISITION

CREATING THE PERFORMANCE MANAGEMENT LEADER Scorecards & Analytics Cost & Profitability Management Financial Reporting & Consolidation Financial Governance, Risk & Compliance Planning & Budgeting Business Intelligence Platform Business Objects Cartesis Combined Business Objects and Cartesis combined deliver the most comprehensive and powerful performance management solution available Standards-based and independent of transactional and operational data systems

DETAILED SYNERGY BY CATEGORY LEADERSHIP Enterprise Reporting Query & Analysis Core EPM Platform Financial Reporting Strategy Management Enterprise Metrics Balanced Scorecard KPI's Analytics (Operational) Dashboard (Excel, Relational) Analytics (Finance) Dashboard (OLAP) Cost Revenue Capacity Activity Based Mgmt Performance Optimization Lite Integrated Data Mgmt Consolidations Statutory Management Extended Analytics Finance Core Budgeting Forecasting Vertical GTM (Center of Excellence) Horizontal Modules Driver Based Planning OnDemand (Partner) Business Modeling Integrated Data Model Extended Analytics BUSINESS OBJECTS CARTESIS Scorecards & Analytics Cost & Profitability Management Financial Reporting & Consolidation Financial Governance, Risk & Compliance Planning & Budgeting Business Intelligence Platform Compliance Analytics

EPM PERFORMANCE SUITE LAUNCH: MAY 22 IN BERLIN

Main highlights in this launch:

- Integration of ALG Software onto the BusinessObjects XI R2 platform—six months ahead of schedule
- Launch of new financial performance analytic applications focused on key financial processes and metrics throughout organization
- BusinessObjects Planning enhancements focused on new visualization and collaboration


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SLIDE 12 COPYRIGHT © 2007 BUSINESS OBJECTS S.A. ALL RIGHTS RESERVED.

CARTESIS INTEGRATION PLAN Joint creation of a comprehensive plan to complete integration 20 functional / cross-functional workstreams (Sales, Product, Finance, IT, etc.) Teams have developed plans, including dependencies Weekly integration calls to monitor progress Governance is in place Integration steering committee composed of Business Objects and Cartesis Executive Committee from Business Objects engaged Cascading internal communication plans Key milestones in next 90 days Integrated organization Combined product roadmap for 2007 and next generation EPM application suite plan for 2008 Joint GTM strategy which supports Business Objects major geographies

Inside Sales & Channel Partners Maximize coverage / opportunity selling. Close relationship with Solution Providers / Distribution channel DEVELOPED GTM MARKET RECAP Resource profile 50% of field sales teams. Solution specific sales with teaming incentives Approximately 100 inside sales 45 field reps. sales A/c Manager - Depth of expertise with ability to support end to end customer requirements. Close alliances with major partners / Global Alliances ENTERPRISE MID-MARKET The approach: A/c Team - Very targeted - address full spectrum of business needs Close alliances with major Global Alliances Approximately 50% of enterprise field sales resources. Overlay of specialists ENTERPRISE KEY

Maximize New License Growth Cross-selling-leveraging industry-leading installed base Evidenced by past achievement: Crystal Xcelsius - more than tripled vs. Infommersion pre-acquisition year Data Quality - Q406 doubled the best quarter ever of First Logic Planning - almost doubled vs. SRC pre-acquisition year Looking Forward: Adding Cartesis / CFO solution suite Extensive potential in the UK and Americas Key account cross-sell potential Reach for New Business Now have fully comprehensive CFO offering Exciting new product enhancements for IDD - targeting CIO Rapid expansion of Solution Providers in Mid-Market - approx 25% increase DEVELOPED GTM PRIORITIES

Channel expansion in Mid-Mkt: Upgrade & addition in Partners YOY Infrastructure investment Lower cost selling models: e.g. SaaS, Information OnDemand Global Average Order Value (License): increase +15% YOY # of deals >$200k, +13 % YOY Improved Global Services Impact: Attach rates up 8% YOY to 50% 2004 2005 2006 East 0.36 0.32 0.3 DEVELOPED GTM PRIORITIES Drive Leverage to the Bottom Line

SERVICE LINES ARE CHANGING THE REVENUE MIX Product Data Platform Decision 2006 5% 15% 30% 50% 2008 20% 25% 25% 30% 2005 0% 10% 30% 60%

'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07E 1.62 5.68 14.1 30.2 60.2 85.5 114.5 167 241.6 348.9 415.8 454.8 560.8 925.6 1077 1253.76 334 1102 LONG HISTORY OF REVENUE GROWTH & PROFITABILITY $ in Millions Fourteenth Consecutive Year of Profitable Revenue Growth Fiscal 2006 Highlights: Total Revenues of $1.25B (+16%) 84% of revenues are product related (license + maintenance) Product related revenues (+14%) 17.3% non-GAAP operating margin Q1 Fiscal 2007: Total Revenues (+20%); Product related revenues (+20%)

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Net license fees 115.2 124.9 120.3 155.3 125.9 123.1 131.6 179.6 137.4 LICENSE PROFILE 9% -1% 9% 16% 9% 1% 7% 14% 14% FY05 FY07 License growth drivers Standardization of vendors and new seats / new departments in large enterprises Acquisition of new clients in the mid-market Integrated solutions and cross-selling Up-selling of new functionalities through new products License growth FY06 2004 2005 2006 2007E EIM & EPM 0.05 0.14 0.24 0.25 0.06 Positioning for higher growth With Cartesis

MAINTENANCE PROFILE Maintenance growth drivers Customer satisfaction: world-class renewal rates in mid-90% range Positioning for higher-value support: up-selling to premium packages Boost from acquisitions and currency exchange rates Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Maintenance 100.1 100.7 103.5 107.8 108.6 123.5 128.5 136.9 143.8 FY05 FY07 Maintenance growth FY06 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Maintenance GM 0.824 0.813 0.825 0.832 0.831 0.832 0.849 0.857 Maintenance non-GAAP gross margin 32% 33% 23% 11% 8% 23% 24% 27% 36%

GLOBAL SERVICES PROFILE Global Services growth drivers Complete integrated solution selling Higher-value assignments drive billing rates Optimization of consultants utilization rates Partners focus on lower-value assignments Duplication of North American best practices to other regions Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Consulting and training 33.5 36.8 37.6 41.5 43.8 47.9 50.3 54.1 53.1 FY05 FY07 Global Services growth FY06 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Services GM 0.114 0.117 0.135 0.114 0.148 0.161 0.172 0.168 Global Services non-GAAP gross margin 21% 30% 34% 30% 16% 25% 28% 23% 31% Global growth profitability drivers Balance growth and profitability Focus on high-value assignments Benefit from high-end Cartesis consulting Leverage services to enable license sales Grow global services gross margins to world-class level

#1 AND GROWING FASTER Consistent leadership in Product Revenue growth... ....And in Total Revenue growth Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 BOBJ 0.17 0.177 0.129 0.089 0.093 0.162 0.203 0.199 COGN 0.133 0.127 -0.016 -0.016 0.089 0.062 0.188 0.125 HSYL 0.098 0.078 0.084 0.028 0.164 0.139 0.155 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 BOBJ 0.181 0.191 0.142 0.119 0.122 0.187 0.217 0.201 COGN 0.152 0.145 0.009 -0.012 0.085 0.084 0.167 0.124 HSYL 0.071 0.067 0.048 0.048 0.185 0.166 0.202

LONG-TERM GROWTH: ABOVE MARKET The Business Intelligence market is growing at approximately 10% per annum in product revenues (license and maintenance) Our product revenues grew +14% in 2006 and +20% in Q1 2007 Our objective is to continue to outpace the broader market The ongoing transformation of our business mix towards higher growth areas will continue to drive license revenues in the future Our customer satisfaction together with our pricing strategy in maintenance will continue to support product revenue growth

LONG-TERM FINANCIAL MODEL 2006 2010 Target Operating Margin 0.17 0.25 G&A 0.08 0.07 R&D 0.15 0.13 Sales & Marketing 0.39 0.35 Cost of Revenue 0.21 0.2 Gross margins drivers: Growth in license and maintenance Improving services margins Sales & Marketing drivers: Cross-selling more products into accounts Increasing channel sales in the mid-market Benefits of scale R&D drivers: Supporting one infrastructure (BusinessObjects XI) Leveraging low-cost development centers Integrating acquisitions G&A drivers: Simplify, standardize, and scale Target: 200 Basis-Point Improvement Per Annum

FULL FINANCIAL FLEXIBILITY TO IMPLEMENT STRATEGY Recent issue of convertible debt significantly increases financial flexibility Issued €450 million ($600 million) of convertible bonds Favorable borrowing conditions in the European market Net share settlement feature limits future dilution Use of proceeds Pending acquisition of Cartesis (approximately €225 million or $300 million) Implement share buy back program (current authorization up to $100 million) Continued execution on strategic growth plans, including potential acquisitions General working capital

IN SUMMARY A long history of growth and profitability Margin improvement in 2006 and targeting future improvement of about 200 basis points per year Very strong balance sheet and cash flow provide financial flexibility to execute growth strategies